Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
Debt

As of December 31, 2016, the Company maintained the 2016 Credit and Security Agreement and the Term Loan provided by the Credit Agreement. The following table summarizes the Company's outstanding borrowings:

(in thousands)	December 31, 2016	December 31, 2015

2016 Credit and Security Agreement (2013 Loan and Security Agreement as of December 31, 2015)	$3,603	$3,278
Term Loan	3,676	5,000
Discount on Term Loan	(1,122)	(2,785)
Unamortized debt issuance costs related to Term Loan	(336)	(163)
Total debt	5,821	5,330
Short-term portion	(5,821)	(5,330)
Total long-term debt, net	$—	$—

The following table summarizes the components of interest expense for the years ended December 31, 2016 and 2015:

(in thousands)	December 31, 2016	December 31, 2015

Interest expense on Term Loan (effective interest rate at December 31, 2016 and 2015 was 15%)	$658	$529
Interest expense on 2013 Loan and Security Agreement	48	94
Interest expense on 2016 Credit and Security Agreement	311	—
Accretion of termination fees (over term of Term Loan at rate of 8%)	187	88
Amortization of debt issuance costs	362	385
Write-off of debt issuance costs related to 2013 Loan and Security Agreement	282	—
Amortization of debt discount associated with SWK Warrants #1 and #2 (defined below)	1,663	780
Mark to market of SWK Warrant #2 (defined below)	59	(80)
Total	$3,570	$1,796

2013 Loan and Security Agreement

Prior to April 29, 2016, the Company maintained a loan and security agreement (the “2013 Loan and Security Agreement”) with ACF FinCo I LP ("ACF"), the assignee of Keltic Financial Partners II, LP, which was scheduled to expire on February 28, 2019. On April 29, 2016, in conjunction with entering into a new three year 2016 Credit and Security Agreement with SCM, the Company terminated the 2013 Loan and Security Agreement with ACF. An early termination fee of $0.1 million, approximately $0.03 million of legal fees, and approximately $0.1 million of other ordinary course fees were accelerated due to the termination of the 2013 Loan and Security Agreement and were rolled into the opening outstanding borrowings under the 2016 Credit and Security Agreement with SCM along with $2.6 million of remaining borrowings from the 2013 Loan and Security Agreement. The corresponding expenses are reflected in transaction costs in the consolidated statement of operations during the year ended December 31, 2016. In addition, approximately $0.3 million of unamortized debt issuance costs related to the 2013 Loan and Security Agreement were written off and recorded in interest expense in the consolidated statement of operations during the year ended December 31, 2016.

2016 Credit and Security Agreement

On April 29, 2016, the Company entered into the 2016 Credit and Security Agreement with SCM, as amended on August 15, 2016, and November 15, 2016. The 2016 Credit and Security Agreement provides the Company with a revolving credit facility, the proceeds of which are to be used for general working capital purposes and capital expenditures. The 2016 Credit and Security Agreement replaced the 2013 Loan and Security Agreement, eliminating the requirement of the Company to issue SWK Warrant #2 (as defined below) for the purchase of common stock valued at $1.25 million to SWK, the holder of the Company’s Credit Agreement.

Under the terms of the 2016 Credit and Security Agreement, SCM makes cash advances to the Company in an aggregate principal at any one time outstanding not to exceed $7 million, subject to certain loan balance limits based on the value of the Company’s eligible collateral (the “Revolving Loan Commitment Amount”). The 2016 Credit and Security Agreement has a term of three years, expiring on April 29, 2019. As of December 31, 2016, the Company had $3.6 million of outstanding borrowings under the 2016 Credit and Security Agreement with unused borrowing capacity of $0.1 million. As of February 28, 2017, the Company had $3.1 million of outstanding borrowings, with unused borrowing capacity of $0.2 million. Any borrowings on the unused borrowing capacity are at the discretion of SCM.

Borrowings under the 2016 Credit and Security Agreement bear interest at a fluctuating rate that when annualized is equal to the Prime Rate plus 5.5%, subject to increase in the event of a default. The Company paid SCM a $0.1 million facility fee, and monthly, SCM will receive an unused line fee equal to one-half of one percent (0.5%) per annum of the difference derived by subtracting (i) the greater of (x) the average daily outstanding balance under the Revolving Facility during the preceding month and (y) the Minimum Balance, from (ii) the Revolving Loan Commitment Amount and also a collateral management fee equal to one-half of one percent (0.5%) per annum of the Revolving Loan Commitment Amount. As of December 31, 2016, the remaining balance in debt issuance costs recorded in Other Assets on the consolidated balance sheet was $0.3 million.

Borrowings under the Agreement are secured by a security interest in all existing and after-acquired property of the Company, including, but not limited to, its receivables (which are subject to a lockbox account arrangement), inventory, and equipment.

On November 15, 2016, the Company entered into the Second Amendment to Credit and Security Agreement (the “Second Amendment”) with SCM. The Second Amendment cured the default reported in the Company’s Form 10-Q for the quarter ended September 30, 2016, by revising the minimum adjusted EBITDA covenant in the 2016 Credit and Security Agreement. In addition, the Second Amendment revised the minimum adjusted EBITDA and aggregate revenue covenants going forward. Noncompliance with these covenants constitutes an event of default. Minimum aggregate revenue must not be less than $34.0 million for the twelve months ending December 31, 2016, $41.0 million for the twelve months ending March 31, 2017, and $42.0 million for the twelve months ending each fiscal quarter thereafter. Adjusted EBITDA must not be less than negative $3.5 million for the twelve months ending December 31, 2016, $0.5 million for the twelve months ending March 31, 2017, $0.9 million for the twelve months ending June 30, 2017, and $2.5 million for the twelve months ending each fiscal quarter thereafter. In addition, consolidated unencumbered liquid assets must not be less than $0.5 million on the last day of the fiscal quarter ending December 31, 2016, and $0.75 million on the last day of any fiscal quarter thereafter. The Company was in compliance with the covenants under the Second Amendment as of December 31, 2016. If the Company is unable to comply with financial covenants in the future and in the event that the Company was unable to modify the covenants, find new or additional lenders, or raise additional equity, it would be considered in default, which would then enable the lenders to accelerate the repayment of all amounts outstanding and exercise remedies with respect to collateral, which would have a material adverse impact on the Company's business.

Credit Agreement

In order to fund the Acquisition, the Company entered into the Credit Agreement with SWK on April 17, 2015, as amended on February 25, 2016, March 28, 2016, August 15, 2016, and November 15, 2016. The Credit Agreement provides the Company with a $5.0 million Term Loan. The proceeds of the Term Loan were used to pay certain fees and expenses related to the negotiation and consummation of the Purchase Agreement and the Acquisition described in Note 3 to the consolidated financial statements and general corporate purposes. The Company paid SWK an origination fee of $0.1 million. The Term Loan is due and payable on April 17, 2018. The Company is also required to make quarterly revenue-based payments in an amount equal to eight and one-half percent (8.5%) of yearly aggregate revenue up to and including $20 million, seven percent (7%) of yearly aggregate revenue greater than $20 million up to and including $30 million, and five percent (5%) of yearly aggregate revenue greater than $30 million. The revenue-based payment will be applied to fees and interest, and any excess to the principal of the Term Loan. Revenue-based payments commenced in February 2016, and the maximum aggregate revenue-based principal payment is capped at $0.6 million per quarter. On August 15, 2016, the Company entered into the Third Amendment to Credit Agreement and Limited Waiver and Forbearance (the “Third Amendment”) which, among other things, waived the August 2016 revenue-based principal payment. On November 15, 2016, the Company entered into the Fourth Amendment to Credit Agreement (the "Fourth Amendment") which revised the November 2016 payment such that the maximum principal portion of the aggregate revenue-based payment is capped at $0.4 million and revised the debt covenants (see below for further information on the covenants). The Company evaluated the application of ASC 470-50 and ASC 470-60 for both the Third and Fourth Amendments and concluded that the revised terms did not constitute troubled debt restructurings, and the amendments were accounted for as debt modifications rather than debt extinguishments. During the year ended December 31, 2016, the Company made principal payments to SWK of $1.3 million, and paid approximately $0.5 million of interest.

The outstanding principal balance under the Credit Agreement bears interest at an adjustable rate per annum equal to the LIBOR Rate (subject to a minimum amount of one percent (1.0%)) plus fourteen percent (14.0%) and is due and payable quarterly, in arrears, commencing on August 14, 2015. Upon the earlier of (a) the maturity date on April 17, 2018, or (b) full repayment of the Term Loan, whether by acceleration or otherwise, the Company is required to pay an exit fee equal to eight percent (8%) of the aggregate principal amount of all term loans advanced under the Credit Agreement. The Company is recognizing the exit fee over the term of the Term Loan through an accretion accrual to interest expense using the effective interest method.

The Credit Agreement contains a cross-default provision that can be triggered if the Company has more than $0.25 million in debt outstanding under the 2016 Credit and Security Agreement and the Company fails to make payments to SCM when due or if SCM is entitled to accelerate the maturity of debt in response to a default situation under the 2016 Credit and Security Agreement, which may include violation of any financial covenants.

As security for payment and other obligations under the 2016 Credit and Security Agreement, SCM holds a security interest in all of the Company's, and its subsidiary guarantors', existing and after-acquired property, including receivables (which are subject to a lockbox account arrangement), inventory, and equipment. Additionally, SWK holds a security interest for final and indefeasible payment. The security interest held by SWK is in substantially all of the Company's assets and the Company's subsidiaries.

In connection with the execution of the Credit Agreement, the Company issued SWK a warrant (the "SWK Warrant #1") to purchase 543,479 shares of the Company’s common stock. As part of the conditions in the Third Amendment, the Company modified the exercise price of the SWK Warrant #1 to $1.30 per share, recording the change in fair value of the SWK Warrant #1 of $0.3 million in accumulated paid-in capital in the consolidated balance sheet. The SWK Warrant #1 is exercisable after October 17, 2015, and up to and including April 17, 2022. The SWK Warrant #1 is exercisable on a cashless basis. The exercise price of the warrant is subject to customary adjustment provisions for stock splits, stock dividends, recapitalizations and the like. The warrant grants the holder certain piggyback registration rights. The warrant was considered equity classified, and as such, the Company allocated the proceeds from the Term Loan to the warrant using the relative fair value method. Further, pursuant to the Credit Agreement, if the 2013 Loan and Security Agreement was not repaid in full and terminated, and all liens securing the 2013 Loan and Security Agreement were not released, on or prior to April 30, 2016, as amended in the First Amendment to the Credit Agreement dated February 25, 2016, the Company agreed to issue an additional warrant (the “SWK Warrant #2”) to SWK to purchase common stock valued at $1.25 million, with an exercise price of the closing price on April 30, 2016. In accordance with the relevant accounting guidance, the SWK Warrant #2 was determined to be an embedded derivative. The fair value of both of the SWK warrants at the inception of the Credit Agreement of approximately $3.6 million was recorded as a debt discount, and is being amortized through interest expense over the term of the Credit Agreement using the effective interest method. The Company valued both warrants using the Black-Scholes pricing model, which utilizes Level 3 Inputs. For the SWK Warrant #1, the Company utilized volatility of 85.0%, a risk-free rate of 1.4%, dividend rate of zero, and term of 7 years, which is consistent with the exercise period of the Warrant. For the SWK Warrant #2, the Company utilized volatility of 80.0%, a risk-free rate of 2.1%, dividend rate of zero, and term of 7 years, which is consistent with the exercise period of the warrant.

The requirement of the Company to issue the SWK Warrant #2 was eliminated when the Company entered into the 2016 Credit and Security Agreement with SCM, which is discussed further above. Accordingly, during the year ended December 31, 2016, the Company recorded $0.9 million in other income in the consolidated statement of operations related to the write-off of the derivative liability associated with the SWK Warrant #2.

On March 28, 2016, the Company entered into the Second Amendment to the Credit Agreement (the "Second Amendment") which required the Company to issue shares of its common stock, $0.04 par value, with a value of $0.1 million to SWK, which the Company issued during the first quarter of 2016 and recorded as debt issuance costs as a direct deduction to short-term debt on the consolidated balance sheet as of December 31, 2016.

The Fourth Amendment cured the default reported in the Company’s Form 10-Q for the quarter ended September 30, 2016, by providing a waiver of the Company's noncompliance with the minimum adjusted EBITDA covenant in the Credit Agreement. In addition, the Fourth Amendment revised the minimum adjusted EBITDA and aggregate revenue covenants going forward. Noncompliance with these covenants constitutes an event of default. Minimum aggregate revenue must not be less than $34.0 million for the twelve months ending December 31, 2016, $41.0 million for the twelve months ending March 31, 2017, and $42.0 million for the twelve months ending each fiscal quarter thereafter. Adjusted EBITDA must not be less than negative $3.5 million for the twelve months ending December 31, 2016, $0.5 million for the twelve months ending March 31, 2017, $0.9 million for the twelve months ending June 30, 2017, and $2.5 million for the twelve months ending each fiscal quarter thereafter. In addition, consolidated unencumbered liquid assets must not be less than $0.5 million on the last day of the fiscal quarter ending December 31, 2016, and $0.75 million on the last day of any fiscal quarter thereafter. The Company was in compliance with the covenants under the Fourth Amendment as of December 31, 2016. If the Company is unable to comply with financial covenants in the future and in the event that the Company was unable to modify the covenants, find new or additional lenders, or raise additional equity, it would be considered in default, which would then enable the lenders to accelerate the repayment of all amounts outstanding and exercise remedies with respect to collateral, which would have a material adverse impact on the Company's business.